UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2011

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6830 Old Dominion Drive

McLean, Virginia 22101

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (703) 893-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On March 9, 2011, the Audit Committee of the Board of Directors of Southern National Bancorp of Virginia, Inc., a Virginia corporation (the “Company”), informed Crowe Horwath LLP (“Crowe”) that Crowe will be dismissed as the Company’s independent registered public accounting firm effective as of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. The decision to change the Company’s independent registered public accounting firm was approved by the Company’s Audit Committee and the Board of Directors.

The reports of Crowe on the consolidated financial statements of the Company for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2010 and 2009 and from January 1, 2011 through March 15, 2011, (i) there were no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference to the subject matter thereof in connection with its report on the Company’s consolidated financial statements for such years and (ii) except as disclosed below, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. As of December 31, 2010, the Company had a material weakness in internal controls over financial reporting related to the identification of one subsequent event and management believes that there were no other deficiencies that constituted a material weakness as of such date. Management was informed by Crowe that a material weakness existed related to subsequent event evaluation following the notification of dismissal by the Company. The Company has implemented improved controls intended to remediate this material weakness. This material weakness was disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, which is incorporated by reference herein. The Chairman of the Audit Committee has discussed this matter with Crowe. The Company has authorized Crowe to respond fully to the inquiries of KPMG concerning this matter.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Crowe with a copy of this Current Report on Form 8-K prior to its filing with the SEC. The Company requested that Crowe furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Crowe’s letter dated March 15, 2011 is filed as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm

Additionally, based on the Audit Committee’s approval, on March 9, 2011, the Company selected KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2011.

During the two most recent fiscal years ended December 31, 2010 and 2009 and from January 1, 2011 through March 9, 2011, neither the Company nor anyone on its behalf consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

16.1	Letter of Crowe Horwath LLP dated March 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southern National Bancorp of Virginia, Inc.
(Registrant)

Dated: March 15, 2011	By:	/s/ WILLIAM H. LAGOS
	Name:	William H. Lagos
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

16.1	Letter of Crowe Horwath LLP dated March 15, 2011